                                   EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS  (S)
                    (S)       KNOW ALL MEN BY THESE PRESENTS:
COUNT OF TARRANT    (S)

     THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents to make, constitute, and appointed L.C. MARTIN, DANA L. PERRY, and SAM ROSEN, and each of them severally, our true and lawful attorneys and agents to execute in our name, placed, and stead (in such capacity) the Form S-8 Registration Statement of AZTEC MANUFACTURING CO. (the "Company") registering under the Securities Act of 1933, as amended, 50,000 shares of the Company's $1.00 par value Common Stock for grant and under the Company's 1999 Independent Director Share Ownership Plan and all amendments and additions thereto ("Form S-8"), each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of the undersigned, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form S-8.

     WITNESS OUR HANDS this 29/th/ day of February, 2000.



                                        /s/ L.C. Martin
                                        -----------------------------------
                                        L.C. MARTIN


                                        /s/ David H. Dingus
                                        -----------------------------------
                                        DAVID H. DINGUS


                                        /s/ Robert H. Johnson
                                        -----------------------------------
                                        ROBERT H. JOHNSON


                                        /s/ Martin C. Bowen
                                        -----------------------------------
                                        MARTIN C. BOWEN


                                        /s/ Dr. H. Kirk Downey
                                        -----------------------------------
                                        DR. H. KIRK DOWNEY

                                        /s/ Sam Rosen
                                        -----------------------------------
                                        SAM ROSEN


                                        /s/ Kevern R. Joyce
                                        -----------------------------------
                                        KEVERN R. JOYCE


                                        /s/ Dana L. Perry
                                        -----------------------------------
                                        DANA L. PERRY


                                        /s/ R.J. Schumacher
                                        -----------------------------------
                                        R.J. SCHUMACHER


                                        /s/ W.C. Walker
                                        -----------------------------------
                                        W.C. WALKER